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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2004


                                  K-Fed Bancorp
                                  -------------
             (Exact name of registrant as specified in its charter)


         Federal                        000-50592                20-0411486
         -------                        ---------                ----------
(State or other jurisdiction)     (Commission File No.)       (I.R.S. Employer
        of incorporation)                                    Identification No.)


Address of principal executive offices:  1359 N. Grand Avenue, Covina, CA 91722
                                         --------------------------------------


Registrant's telephone number, including area code:  (626) 339-9663
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        On July 2, 2004, Kaiser Federal Bank, the wholly owned subsidiary of K-Fed Bancorp, entered into a definitive agreement with Pan American Bank, FSB to acquire the Panorama City branch of Pan American. The deposits of this branch aggregated approximately $64.0 million at May 31, 2004. The transaction was announced on July 7, 2004.

        A press release issued by K-Fed Bancorp on July 7, 2004 providing details of the sale, is included herewith as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

        (B) PRO FORMA FINANCIAL INFORMATION: None

        (C) EXHIBITS:

            Exhibit 99: Press Release dated July 7, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            K-FED BANCORP


DATE:  July 7, 2004                         By:  /s/ Kay M. Hoveland
                                                 --------------------
                                                 Kay M. Hoveland
                                                 President and
                                                 Chief Executive Officer